                                                                EXHIBIT 10.13(e)

                                                                        T-018171

                          GAS TRANSPORTATION AGREEMENT

                             CONTRACT NUMBER T018171

                                     BETWEEN

                       TEXAS GAS TRANSMISSION CORPORATION

                                       AND

                         MISSISSIPPI VALLEY GAS COMPANY

                             DATED OCTOBER 29, 2001

                                      INDEX

                                                        PAGE NO.
                                                        --------
ARTICLE I      Definitions                                  1

ARTICLE II     Transportation Service                       1

ARTICLE III    Scheduling                                   2

ARTICLE IV     Points of Receipt and Delivery               2

ARTICLE V      Term of Agreement                            2

ARTICLE VI     Point(s) of Measurement                      3

ARTICLE VII    Facilities                                   3

ARTICLE VIII   Rates and Charges                            3

ARTICLE IX     Miscellaneous                                4

               EXHIBIT "A"
               FIRM POINT(S) OF RECEIPT

               EXHIBIT "A-I"
               SECONDARY POINT(S) OF RECEIPT

               EXHIBIT "B"
               FIRM POINT(S) OF DELIVERY

               EXHIBIT "C"
               SUPPLY LATERAL CAPACITY

               STANDARD FACILITIES KEY

                    SHORT TERM FIRM TRANSPORTATION AGREEMENT

                  THIS AGREEMENT, made and entered into this 29th day of October, 2001, by and between Texas Gas Transmission Corporation, a Delaware corporation, hereinafter referred to as "Texas Gas," and Mississippi Valley Gas Company, a Mississippi corporation, hereinafter referred to as "Customer,"

                                   WITNESSETH:

                  WHEREAS, Customer has natural gas which it desires Texas Gas to move through its existing facilities; and

                  WHEREAS, Texas Gas has the ability in its pipeline system to move natural gas for the account of Customer; and

                  WHEREAS, Customer desires that Texas Gas transport such natural gas for the account of Customer; and

                  WHEREAS, Customer and Texas Gas are of the opinion that the transaction referred to above falls within the provisions of Section 284.223 of Subpart G of Part 284 of the Federal Energy Regulatory Commission's (Commission) regulations and the blanket certificate issued to Texas Gas in Docket No. CP88-686-000, and can be accomplished without the prior approval of the Commission;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto covenant and agree as follows:

                                    ARTICLE I

Definitions

1.1 Definition of Terms of the General Terms and Conditions of Texas Gas's FERC Gas Tariff on file with the Commission is hereby incorporated by reference and made a part of this Agreement.

                                   ARTICLE II

Transportation Service

2.1 Subject to the terms and provisions of this Agreement, Customer agrees to deliver or cause to be delivered to Texas Gas, at the Point(s) of Receipt in Exhibit "A" hereunder, gas for transportation, and Texas Gas agrees to receive, transport, and redeliver, at the Point(s) of Delivery in Exhibit "B" hereunder, equivalent quantities of gas to Customer or for the account of Customer, in accordance with Section 3 of Texas Gas's effective STF Rate Schedule and the terms and conditions contained herein, up to Customer's applicable STF daily contract demand, during the periods(s) described below:

                                                               STF Daily Contract Demand
             Time Period                                              (MMBtu/day)
             -----------                                              -----------
November 1, 2001 through March 31, 2002                                   18,595
April 1, 2002 through October 31, 2002                                         0

Section 16 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff. Texas Gas may adjust the fuel retention percentage as operating circumstances warrant; however, such change shall not be retroactive. Texas Gas agrees to give Customer thirty (30) days' written notice before changing such percentage.

2.3 Texas Gas, at its sole option, may, if tendered by Customer, transport daily quantities in excess of the Transportation Contract Demand received hereunder. Prior to venting excess gas, Texas Gas will use its best efforts to contact Customer or Customer's supplier(s) in an attempt to correct such excess deliveries to Texas Gas. Texas Gas may vent such excess gas solely within its reasonable judgment and discretion without liability to Customer, and a pro rata share of any gas so vented shall be allocated to Customer. Customer's pro rata share shall be determined by a fraction, the numerator of which shall be the quantity of gas delivered to Texas Gas at the Point of Receipt by Customer or Customer's supplier(s) in excess of Customer's confirmed nomination and the denominator of which shall be the total quantity of gas in excess of total confirmed nominations flowing in that part of Texas Gas's system utilized to transport gas, multiplied by the total quantity of gas vented or lost hereunder.

2.4 Any gas imbalance between receipts and deliveries of gas, less fuel and PVR adjustments, if applicable, shall be cleared each month in accordance with Section 17 of the General Terms and Conditions in Texas Gas's FERC Gas Tariff. Any imbalance remaining at the termination of this Agreement shall also be cashed-out as provided herein.

                                   ARTICLE III

Scheduling

3.1               Nomination and Scheduling shall be performed consistent with
Section 26 of the General Terms and Conditions.

                                   ARTICLE IV

Points of Receipt, Delivery, and Supply Lateral Allocation

4.1 Customer shall deliver or cause to be delivered natural gas to Texas Gas at the Point(s) of Receipt specified in Exhibit "A" attached hereto and Texas Gas shall redeliver gas to Customer or for the account of Customer at the Point(s) of Delivery specified in Exhibit "B" attached hereto in accordance with Sections 7 and 15 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

4.2 Customer's preferential capacity rights on each of Texas Gas's supply laterals shall be as set forth in Exhibit "C" attached hereto, in accordance with Section 34 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                                   ARTICLE V

Term of Agreement

5.1 This Agreement shall become effective November 1, 2001, and remain in full force and effect for a primary term beginning November 1, 2001, (with the rates and charges described in Article VIII becoming effective on that date) and extending for a period ending October 31, 2002, with extensions of one year at the end of the primary term and each additional term thereafter unless written notice is given at least three hundred sixty-five (365) days prior to the end of such term by either party.

                                   ARTICLE VI

Point(s) of Measurement

6.1 The gas shall be delivered by Customer to Texas Gas and redelivered by Texas Gas to Customer at the Point(s) of Receipt and Delivery hereunder.

6.2 The gas shall be measured or caused to be measured by Customer and / or Texas Gas at the Point(s) of Measurement, which shall be as specified in Exhibits "A", "A-I", and "B" herein. In the event of a line loss or leak between the Point of Measurement and the Point of Receipt, the loss shall be determined in accordance with the methods described in Section 3, "Measuring and Measuring Equipment," contained in the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                                   ARTICLE VII

Facilities

7.1 Texas Gas and Customer agree that any facilities required at the Point(s) of Receipt, Point(s) of Delivery, and Point(s) of Measurement shall be installed, owned, and operated as specified in Exhibits "A", "A-I", and "B" herein. Customer may be required to pay or cause Texas Gas to be paid for the installed cost of any new facilities required as contained in Sections 1.3 and
1.4 of Texas Gas's STF Rate Schedule and Section 30 of the General Terms and Conditions. Customer shall only be responsible for the installed cost of any new facilities described in this Section if agreed to in writing between Texas Gas and Customer.

                                  ARTICLE VIII

Rates and Charges

8.1 Each month, Customer shall pay Texas Gas for the service hereunder, an amount determined in accordance with Section 5 of Texas Gas's STF Rate Schedule contained in Texas Gas's FERC Gas Tariff and as indicated on Exhibit "A" and Exhibit "C" herein, which Rate Schedule is by reference made a part of this Agreement. The maximum rates for such service consist of the applicable reservation charge multiplied by Customer's applicable STF daily contract demand as specified in Section 2.1 herein. The reservation charge shall be billed as of the effective date of this Agreement. In addition to the reservation charge, Customer agrees to pay Texas Gas each month the maximum commodity charge up to Customer's transportation contract demand. For any quantities delivered by Texas Gas in excess of Customer's transportation contract demand, Customer agrees to pay the maximum STF overrun commodity charge. In addition, Customer agrees to pay:

         (a)      Texas Gas's Fuel Retention percentage(s).

         (b) The currently effective GRI funding unit, if applicable, the currently effective FERC Annual Charge Adjustment unit charge
                  (ACA), the currently effective Take-or-Pay surcharge, or any other then currently effective surcharges, including but not limited to Order 636 Transition Costs.

If Texas Gas declares force majeure which renders it unable to perform service herein, then Customer shall be relieved of its obligation to pay demand charges for that part of its STF contract demand affected by such force majeure event until the force majeure event is remedied.

Unless otherwise agreed to in writing by Texas Gas and Customer, Texas Gas may, from time to time, and at any time selectively after negotiation, adjust the rate(s) applicable to any individual Customer; provided, however, that such adjusted rate(s) shall not exceed the applicable Maximum Rate(s) nor shall they be less than the Minimum Rate(s) set forth in the currently effective Sheet No. 11 D of Texas Gas's FERC Gas Tariff. If Texas Gas so adjusts any rates to any Customer, Texas Gas shall file with the Commission any and all required reports respecting such adjusted rate.

8.2 In the event Customer utilizes a Secondary Point(s) of Receipt or Delivery for transportation service herein, Customer will continue to pay the applicable reservation charges as described in Section 8.1 above. In addition, Customer will pay the maximum commodity charge applicable to the zone in which gas is received and redelivered up to Customer's STF daily contract demand and the maximum overrun commodity charge for any quantities delivered by Texas Gas in excess of Customer's winter season or summer season transportation contract demand. Customer also agrees to pay the ACA, Take-or-Pay Surcharge, GRI charges, fuel retention charge, and any other effective surcharges, if applicable, as described in Section 8.1 above.

8.3 It is further agreed that Texas Gas may seek authorization from the Commission and/or other appropriate body for such changes to any rate(s) and terms set forth herein or in Rate Schedule STF, as may be found necessary to assure Texas Gas just and reasonable rates. Nothing herein contained shall be construed to deny Customer any rights it may have under the Natural Gas Act, as amended, including the right to participate fully in rate proceedings by intervention or otherwise to contest increased rates in whole or in part.

8.4 Customer agrees to fully reimburse Texas Gas for all filing fees, if any, associated with the service contemplated herein which Texas Gas is required to pay to the Commission or any agency having or assuming jurisdiction of the transactions contemplated herein.

8.5 Customer agrees to execute or cause its supplier or processor to execute a separate agreement with Texas Gas providing for the transportation of any liquids and/or liquefiables, and agrees to pay or reimburse Texas Gas, or cause Texas Gas to be paid or reimbursed, for any applicable rates or charges associated with the transportation of such liquids and/or liquefiables, as specified in Section 24 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                                   ARTICLE IX

Miscellaneous

9.1 Texas Gas's transportation service hereunder shall be subject to receipt of all requisite regulatory authorizations from the Commission, or any successor regulatory authority, and any other necessary governmental authorizations, in a manner and form acceptable to Texas Gas. The parties agree to furnish each other with any and all information necessary to comply with any laws, orders, rules, or regulations.

9.2 Except as may be otherwise provided, any notice, request, demand, statement, or bill provided for in this Agreement or any notice which a party may desire to give the other shall be in writing and mailed by regular mail, or by postpaid registered mail, effective as of the postmark date, to the post office address of the party intended to receive the same, as the case may be, or by facsimile transmission, as follows:

                                    Texas Gas

                  Texas Gas Transmission Corporation
                  3800 Frederica Street
                  Post Office Box 20008
                  Owensboro, Kentucky 42304

                  Attention:    Gas Revenue Accounting (Billings and Statements)
                                Marketing Administration (Other Matters)

                           Scheduling and Imbalances (Nominations)
                           Fax(270)688-6817

                                    Customer

                  Mississippi Valley Gas Company
                  711 West Capitol Street
                  Jackson, Mississippi 39207-4438

                  Attention: Mr. Sanford Novick

The address of either party may, from time to time, be changed by a party mailing, by certified or registered mail, appropriate notice thereof to the other party. Furthermore, if applicable, certain notices shall be considered duly delivered when posted to Texas Gas's Electronic Bulletin Board, as specified in Texas Gas's FERC Gas Tariff.

9.3 Customer shall have fifteen (15) days from the date of receipt of this Agreement in which to execute such Agreement or Customer's request may be deemed null and void.

9.4 This Agreement shall be governed by the laws of the Commonwealth of Kentucky.

9.5 Each party agrees to file timely all statements, notices, and petitions required under the Commission's regulations or any other applicable rules or regulations of any governmental authority having jurisdiction hereunder and to exercise due diligence to obtain all necessary governmental approvals required for the implementation of this transportation Agreement.

9.6 All terms and conditions of Rate Schedule STF and the attached Exhibits "A", "A-I", "B", and "C" are hereby incorporated to and made a part of this Agreement.

9.7 This contract shall be binding upon and inure to the benefit of the successors, assigns, and legal representatives of the parties hereto.

9.8 Neither party hereto shall assign this Agreement or any of its rights or obligations hereunder without the consent in writing of the other party and subject to the requirements of Section 25.7 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff. Notwithstanding the foregoing, either party may assign its right, title and interest in, to and by virtue of this Agreement including any and all extensions, renewals, amendments, and supplements thereto, to a trustee or trustees, individual or corporate, as security for bonds or other obligations or securities, without such trustee or trustees assuming or becoming in any respect obligated to perform any of the obligations of the assignor and, if any such trustee be a corporation, without its being required by the parties hereto to qualify to do business in the state in which the performance of this Agreement may occur, nothing contained herein shall require consent to transfer this Agreement by virtue of merger or consolidation of a party hereto or a sale of all or substantially all of the assets of a party hereto, or any other corporate reorganization of a party hereto.

9.9 This Agreement insofar as it is affected thereby, is subject to all valid rules, regulations, and orders of all governmental authorities having jurisdiction.

9.10 No waiver by either party of any one or more defaults by the other in the performance of any provisions hereunder shall operate or be construed as a waiver of any future default or defaults whether of a like or a different character.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective representatives thereunto duly authorized, on the day and year first above written.

ATTEST:                                     TEXAS GAS TRANSMISSION CORPORATION

-s- SHERRY L. RICE                          By -s- H. DEAN JAMES II
-------------------------                     ----------------------------
    Asst. Secretary                                Vice President

WITNESSES:                                  MISSISSIPPI VALLEY GAS COMPANY

                                            By -s- SANFORD NOVICK
_________________________________             -----------------------------

_________________________________           Attest: [ILLEGIBLE]
                                              -----------------------------
                                                      Secretary

Date of Execution by Customer:

November 19, 2001

                              CONTRACT NO. T018171
                                    EXHIBIT A
                            FIRM POINT(S) OF RECEIPT
                         MISSISSIPPI VALLEY GAS COMPANY
                         SHORT-TERM FIRM TRANSPORTATION
                                    AGREEMENT

                                                                                           DAILY FIRM
                                            METER                                       CAPACITY (MMBtu)
LATERAL          SEGMENT            ZONE     No.                 NAME                   WINTER    SUMMER
--------------------------------------------------------------------------------------------------------
BEGIN LIST OF FIRM RECEIPT POINTS:
NORTH LOUISIANA LEG
        Carthage - Haughton
                                      1      2102    Champlin                           3,144        0

        Sharon - East
                                      1     8760N    Lonewa (NLA)                       1,809        0

EAST LEG
        Bosco - Eunice
                                     SL      2740    Superior-Pure                        403        0

SOUTHEAST LEG
        Blk. 8 - Morgan City
                                     SL      2460    Peltex Deep Saline #1                252        0
                                     SL      2463    Toce Oil                              13        0
                                     SL      2638    Coon Point                           190        0
                                     SL      2755    Texaco-Bay Junop                      67        0
        Henry - Lafayette
                                     SL      2790    Henry Hub                          8,694        0
        Morgan City - Lafayette
                                     SL      2454    FMP/Bayou Postillion                 357        0
                                     SL      9173    ANR-Calumet(Rec.)                     13        0
SOUTH LEG
        Egan - Eunice
                                     SL      9003    Egan                               3,174        0

SOUTHWEST LEG
        Lowry - Eunice
                                     SL      2437    ENOGEX/NGPL Tap Washita              222        0
                                     SL      9170    Transok/ NGPL Inter #2 Custer      2,445        0
                                     SL      9843    Mobil - Lowry                      1,113        0

WEST LEG
        Mallard Bay - Woodlawn
                                     SL      2207    Franks Petroleum-Chalkley            163        0

MAINLINE
        Eunice - Zone SL/1 Line
                                     SL      9035    ANR-Eunice                         3,160        0

EFFECTIVE DATE: November 1, 2001

                              CONTRACT NO. T018171
                                    EXHIBIT A
                            FIRM POINT(S) OF RECEIPT
                         MISSISSIPPI VALLEY GAS COMPANY
                         SHORT-TERM FIRM TRANSPORTATION
                                    AGREEMENT

                                                                                  DAILY FIRM
                                   METER                                        CAPACITY (MMBtu)
LATERAL      SEGMENT       ZONE     NO.                NAME                      WINTER SUMMER
----------------------------------------------------------------------------------------------------------
WC-294 (AT ANR-EUNICE)                       INCLUDED UNDER MAINLINE
HIOS (AT ANR-EUNICE)                         INCLUDED UNDER MAINLINE
                                                                          END LIST OF FIRM RECEIPT POINTS.

EFFECTIVE DATE: November 1, 2001

                                  EXHIBIT "A-I"
                          SECONDARY POINT(S) OF RECEIPT

                                                        TGT
                                                       Meter
Lateral            Segment                   Zone       No.          DRN                Supply Point
------------------------------------------------------------------------------------------------------------
EAST
         Bosco-Eunice                         SL       2015          6512     Amerada Hess
                                              SL       2016          6513     Amerada Hess-South Lewisburg
                                              SL       2385          6517     D.B. McClinton #l
                                              SL       2288          6508     Great Southern-Mowata #2
                                              SL       9804          6545     Great Southern-Mowata #3
                                              SL       9551        236094     Great Southern-So. Bayou Mallet
                                              SL       8142          6549     Ritchie
                                              SL       2740          6499     Superior-Pure
SOUTHEAST
         Blk. 8-Morgan City                   SL       2198         10590     Bois D'Arc
                                              SL       9142        140570     Bois D'Arc-Pelican Lake
                                              SL       2109         31917     Chevron-Block 8
                                              SL       2638         31567     Coon Point
                                              SL       2845         10588     Lake Pagie
                                              SL       2460         43557     Peltex Deep Saline #1
                                              SL       9888         38406     Phillips-Bay Junop
                                              SL       9552        242183     S.S.20
                                              SL       2480         31554     S.S.41
                                              SL       9471         43569     Sohio
                                              SL       2755         10587     Texaco-Bay Junop
                                              SL       9836         10595     Texaco-Dog Lake
                                              SL       2463         43572     Toce Oil
                                              SL       9883         10591     Zeit-Lake Pagie

         Henry-Lafayette                      SL       8190         10902     Faustina-Henry
                                              SL       2790         42612     Henry Hub
                                              SL       9597        299417     St. Mary Land-Parc Perdue

         Lafayette-Eunice                     SL       2125          8741     California Co.-North Duson
                                              SL       2138          6500     California Co.-South Bosco #2
                                              SL       2389          8737     Duson
                                              SL       9837         43488     Excel-Judice
                                              SL       2601          8732     Fina Oil-Anslem Coulee
                                              SL       8040          6525     Florida
                                              SL       9906         38741     Quintana-South Bosco
                                              SL       9005          6538     Rayne-Columbia Gulf
                                              SL       8067          8736     South Scott
                                              SL       2810          8738     Tidewater-North Duson
                                              SL       8051          8727     Youngsville

         Maurice-Freshwater                   SL       9501        204880     Araxas-Abbeville
                                              SL       2147         10898     CNG-Hell Hole Bayou
                                              SL       2203         10890     Deck Oil-Perry/Hope
                                              SL       9160        140571     LLOG-Abbeville
                                              SL       2394         10906     LRC-Theall
                                              SL       9800         43550     May Petroleum
                                              SL       2748        127418     Parc Perdue

                                     A-I-1

                                                        TGT
                                                       Meter
Lateral            Segment                   Zone       No.          DRN                Supply Point
------------------------------------------------------------------------------------------------------------
SOUTHEAST (CONT.)                             SL       2749         10896     Parc Perdue 2
                                              SL       9434        171296     Southwestern-Perry
                                              SL       2706         40933     Sun Ray
                                              SL       9422        160243     UNOCAL-Freshwater Bayou
                                              SL       2840         10900     UNOCAL-N. Freshwater Bayou

         Morgan City-Lafayette                SL       2064         43425     Amoco-Charenton
                                              SL       9173         10277     ANR-Calumet (Rec.)
                                              SL       9803         38341     Atlantic
                                              SL       9809         43733     B.H. Petroleum-S.E. Avery
                                              SL       9881         80583     Bridgeline-Berwick
                                              SL       9598        299410     Burlington-Wyandotte
                                              SL       9412        185979     Equitable-Lake Peigneur
                                              SL       9047          8223     Florida Gas-E.B. Pigeon
                                              SL       2454          8215     FMP/Bayou Postillion
                                              SL       8059         10279     Franklin
                                              SL       9437        171297     Hunt Oil-Taylor Point
                                              SL       9502        211243     Hunt Oil-East Taylor Point
                                              SL       9854         43546     Linder Oil-Bayou Penchant
                                              SL       9853         60164     Linder Oil-Garden City
                                              SL       9544        225037     Nautilus-Garden City
                                              SL       2189         43561     Rutledge Deas
                                              SL       2636          8240     Shell-Bayou Pigeon
                                              SL       8149          8235     SONAT-East Bayou Pigeon
                                              SL       2035         10264     Southwest-Jeanerette
                                              SL       9895         59632     Texaco-Bayou Sale
                                              SL       8205         10272     Transco-Myette Point
                                              SL       9829         10263     Trunkline-Centerville

         Thibodaux-Morgan City                SL       2250         33435     A. Glassell-Chacahoula
                                              SL       2335        186009     Amoco-North Rousseau
                                              SL       2835          6912     Lake Palourde
                                              SL       9873          8875     Linder Oil-Chacahoula
                                              SL       9175        124990     LLOG-Chacahoula
                                              SL       9847         43636     LRC-Choctaw
                                              SL       2445          8878     Magna-St. John #2
                                              SL       2470         60191     Patterson-Chacahoula
                                              SL       2135         10145     Simon Pass
                                              SL       9481        144064     Transco-Thibodaux
SOUTH
         Egan-Eunice                          SL       9003         38233     Egan
                                              SL       9415        171298     Tejas Power-Egan
SOUTHWEST
         East Cameron-Lowry                   SL       9872         30078     E.C. 9A
                                              SL       2581         30074     E.C. 14
                                              SL       2033         43548     Little Cheniere-Arco
                                              SL       2034         43549     Little Cheniere-Linder
                                              SL       9841        299414     LLOG-Lake Arthur
                                              SL       2392          7561     LRC-Grand Cheniere

         Lowry-Eunice                         SL       9843        156905     Mobil-Lowry
                                              SL       9446          7580     NGPL-Lowry
                                              SL       2437        149325     ENOGEX/NGPL Tap Washita

                                      A-I-2

                                                        TGT
                                                       Meter
Lateral            Segment                   Zone       No.          DRN                Supply Point
-------------------------------------------------------------------------------------------------------------
SOUTHWEST (CONT.)                             SL       9169        149326     TEX SW/NGPL Washita
                                              SL       9171        149313     Transok/NGPL Inter #2 Beckham
                                              SL       9170        149321     Transok/NGPL Inter #2 Custer
                                              SL       9172        149329     Transok/NGPL Waggs Wheeler
WEST
         Iowa-Eunice                          SL       9507         21777     Camex-China
                                              SL       8170          8613     Iowa
                                              SL       9445          8617     Kilroy Riseden-Woodlawn

         Mallard Bay-Woodlawn                 SL       2140          8610     California Co.-South Thornwell
                                              SL       2615          7585     Caroline Hunt Sands-S. Thornwell
                                              SL       2008        299411     Cima-North Chalkley
                                              SL       2207         60169     Franks Petroleum-Chalkley
                                              SL       9028         43506     Gas Energy Development-Hayes
                                              SL       9565        299412     HS Resources-Welsh
                                              SL       2355         81054     Humble-Chalkley
                                              SL       2383          7567     IMC Wintershall-Chalkley
                                              SL       8071          7571     LRC-Mallard Bay
                                              SL       9828          8585     Riverside-Lake Arthur
                                              SL       2635        107453     Shell-Chalkley
                                              SL       2822          7586     Superior-S. Thornwell
                                              SL       2885          8603     Union Texas-Welsh
MAINLINE
         Eunice-Zone SL/1 Line                SL       9035          6519     ANR-Eunice
                                              SL       9084        105453     Bayou Pompey
                                              SL       8107          8120     Evangeline
                                              SL       9536        225010     Louisiana Chalk-Eunice
                                              SL       8046          8121     Mamou
                                              SL       3800        124803     Pooling Receipt-Zone SL
                                              SL       3900        154805     SL Lateral Terminus

                                      A-I-3

                                  EXHIBIT "A-I"
                          SECONDARY POINT(S) OF RECEIPT

                                                       TGT
                                                      Meter
 Lateral           Segment                 Zone        No.      DRN                Supply Point
----------------------------------------------------------------------------------------------------------------
NORTH LOUISIANA
             Carthage-Hauahton               1        2102     152451     Champlin
                                             1        9805      43386     Delhi
                                             1        9051       7148     Grigsby
                                             1        9575     299431     Reliant-Oakland
                                             1        8116      42473     Texas Eastern-Sligo
                                             1        9884      49099     Valero-Carthage

             Haughton-Sharon                 1        8003      43390     Barksdale
                                             1        2455      38387     Beacon
                                             1        9866      44088     Cornerstone-Ada
                                             1        2340       7787     F.E. Hargraves-Minden
                                             1        2186       7790     LGI #1
                                             1        9539     226834     Marathon-Cotton Valley
                                             1        2456       7046     McCormick
                                             1        2457       7788     Minden-Hunt
                                             1        2459      11259     Minden Pan-Am #1
                                             1        9819      43554     Nelson-Sibley
                                             1        9461      43555     Olin-McGoldrick
                                             1        2760      38250     Sligo Plant
                                             1        9834      49082     Texaco-Athens

             Sharon                          1        2145      38281     Claiborne
                                             1        9439     185980     Energy Management- Antioch
                                             1        2010       7795     Fina Oil-HICO
                                             1        9818       7789     PGC-Bodcaw
                                             1        2757       7792     Texas Eastern-Sharon

             Sharon-East                     1        9418     171295     Associated-Calhoun
                                             1        2631      38310     Calhoun Plant
                                             1        2632      38300     Dubach
                                             1        9554     241523     Duke Energy-Hico Knowles
                                             1        2202     144066     Ergon-Monroe
                                             1        8760       9334     Lonewa
                                             1        8020       9217     MRT-Bastrop
                                             1        9302       9335     Munce
                                             1        9812      43556     Par Minerals/Downsville
                                             1        9823      43559     Reliance-Bernice
                                             1        2612      10799     Reliance-West Monroe
                                             1        2634       9339     Southwest-Guthrie
MAINLINE
             Bastrop-North                   1        9871     132993     Entergy-Helena
                                             1        9303       1484     Helena #2
                                             1        1600     132977     Memphis Light, Gas and Water Division
                                             1        3801     134577     Pooling Receipt-Zone 1
                                             1        9563     299418     Union Pacific-Bastrop

                                     A-I-1

                                                       TGT
                                                      Meter
 Lateral           Segment                 Zone        No.      DRN                Supply Point
----------------------------------------------------------------------------------------------------------------
MAINLINE (CONT.)
             Zone SL/1 Line-Bastrop          1        2020      44085     Arkla-Perryville
                                             1        9870      44087     Channel Explo.-Chicksaw Creek
                                             1        9826       9332     Delhi-Ewing
                                             1        9581     273515     Entergy
                                             1        2361       9321     Guffey-Millhaven
                                             1        9814      43538     Hogan-Davis Lake
                                             1        9535     227944     PanEnergy-Perryville
                                             1        8063       9670     Pineville (LIG)
                                             1        2648       9214     Spears
                                             1        9832      43414     Wintershall-Clarks

                                     A-I-2

                              CONTRACT NO. T018171
                         Contract Demand 18,595 MMBtu/D
                                   Winter Only

                                   EXHIBIT "B"
                              POINT(S) OF DELIVERY
                                     ZONE 1

Meter                                                                                     MAOP     MDP*
 No.     DRN                  Name and Description                         Facilities    (psig)   (psig)
-----   -----     -----------------------------------------------          ----------    ------   ------
1631    60206     Mississippi Valley Gas Company
                  BENOIT - S12, T20N, R8W, Bolivar County, MS                 (1)          600      300
                  BOLIVAR DISTRICT - S4, T22N, R6W, Bolivar                   (1)          810      300
                  County, MS
                  CLARKSDALE - S30, T27N, R3W, Coahoma                        (1)          560      250
                  County, MS
                  CLARKSDALE AIR BASE - S16, T28N, R3W,                       (1)          560      150
                  Coahoma County, MS
                  CLEVELAND - S10, T22N, R6W, Bolivar County, MS              (1)          640      325
                  DELTA BLUFFS - S27, T1S, R9W, DeSoto County, MS                          486       50
                  DESOTO DISTRICT - S23, T1S, R8W, DeSoto                     (1)          674      400
                  County, MS
                  DUNCAN - S11, T25N, R5W, Bolivar County, MS                 (1)          840      150
                  FEDERAL COMPRESS - S9, T5S, R11W, Tunica                    (1)          486      200
                  County, MS
                  GAY HILL - S29, T1S, R8W, DeSoto County, MS                 (1)          840      100
                  GREENBROOK - S24, T1S, R8W, DeSoto County, MS               (1)          674      300
                  JONESTOWN - S4, T28N, R3W, Coahoma County, MS               (1)          560      250
                  LAKE CORMORANT - S13, T2S, R10W, DeSoto                     (1)          500      150
                  County, MS
                  LAKE' CORMORANT #2 - S3i, T2S, R9w, DeSoto                  (1)          810      400
                  County, MS
                  LULA - S25, T30N, R3W, Coahoma County, MS                   (1)          500      150
                  LYNCHBURG - S36, T1S, R9W, DeSoto County, MS                (1)          840      100
                  LYON - S17, T27N, R3W, Coahoma County, MS                   (1)          640      325
                  MERIGOLD NO. 1 - S9, T23N, R5W, Bolivar                     (1)          640      150
                  County, MS
                  MERIGOLD NO. 2 - S9, T23N, R5W, Bolivar                     (1)          640      250
                  County, MS
                  MVG-GREENVILLE AIR BASE - S22, T19N, R8W                    (1)          600      300
                  Washington County, MS
                  MVG-GREENVILLE #1 - S12, T18N, R8W,                         (1)          640      300
                  Washington County, MS
                  MVG-GREENVILLE #3 - S24, T18N, R8W,                         (1)          840      575
                  Washington County, MS
                  MVG-GREENVILLE #4 - S14, T17N, R9W,                         (1)          672      250
                  Washington County, MS
                  MVG-HARDY SPRINGS - Grenada County, MS                      (1)
                  NATIONAL PACKING - S14, T17N, R9W,                          (1)          672      150
                  Washington County, MS
                  NORTH TUNICA - S27, T4S, R11 W, Tunica                      (1)                   325
                  County, MS
                  REFUGE PLANTING - S11, T18N, R8W, Washington                (1)          672      150

NOTE: SEE ATTACHED STANDARD FACILITIES KEY FOR EXPLANATION OF FACILITIES. *MINIMUM DELIVERY PRESSURE

Meter                                                                                     MAOP     MDP*
 No.    DRN                    Name and Description                        Facilities    (psig)   (psig)
-----   -----     -----------------------------------------------          ----------    ------   ------
                  County, MS
                  ROBINSONVILLE - S18, T3S, R10W, Tunica                      (1)          486      325
                  County, MS
                  RURAL-MS-MVG                                                                       50
                  SCOTT - S26, T20N, R8W, Bolivar County, MS                  (1)          600      150
                  SHELBY - S8, T24N, R5W, Bolivar County, MS                  (1)          840      150
                  TUNICA - S4, T5S, R11W, Tunica County, MS                   (1)          500      150
                  VINEY RIDGE ROAD - S10, T26N, R4W,
                  Coahoma County, MS
                  WALLS - S33, T1S, R9W, DeSoto County, MS                    (1)          417      150

NOTE: SEE ATTACHED STANDARD FACILITIES KEY FOR EXPLANATION OF FACILITIES.
      *MINIMUM DELIVERY PRESSURE

                              CONTRACT NO. T018171
                         SHORT-TERM FIRM TRANSPORTATION
                                    AGREEMENT
                                    EXHIBIT C
                             SUPPLY LATERAL CAPACITY

                         MISSISSIPPI VALLEY GAS COMPANY

                                                            PREFERENTIAL RIGHTS
                                                                   MMBtu/d
     SUPPLY LATERAL                                         WINTER       SUMMER
                                                            ------       ------
Zone 1 Supply Lateral(s)

North Louisiana Leg:                                         4,953         0
                                                            -------------------
                     Total Zone 1:                           4,953         0

Zone SL Supply Lateral(s)

East Leg:                                                      403         0

Southeast Leg:                                               9,586         0

South Leg:                                                   3,174         0

Southwest Leg:                                               3,780         0

West Leg:                                                      163         0

WC-294 (at ANR-Eunice                                          818         0

HIOS(at ANR-Eunice)                                          2,342         0
                                                            -------------------
                   Total Zone SL:                           20,266         0
                                                            -------------------
                   Grand Total:                             25,219         0
                                                            ===================


EFFECTIVE DATE:  November 1, 2001

                             STANDARD FACILITIES KEY

(1) Measurement facilities are owned, operated, and maintained by Texas Gas Transmission Corporation.

(2) Measurement facilities are owned, operated, and maintained by ANR Pipeline Company.

(3) Measurement facilities are owned, operated, and maintained by Reliant Energy-Arkla.

(4) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Kerr-McGee Corporation.

(5) Measurement facilities are owned, operated, and maintained by Koch Gateway Pipeline Company.

(6) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Koch Midstream Services Company.

(7) Measurement facilities are owned, operated, and maintained by Kerr-McGee Corporation.

(8) Measurement facilities are owned, operated, and maintained by Louisiana Intrastate Gas Corporation.

(9) Measurement facilities are owned, operated, and maintained by CMS Trunkline Gas Company.

(10) Measurement facilities are owned, operated, and maintained by Columbia Gulf Transmission Company.

(11) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Columbia Gulf Transmission Company.

(12) Measurement facilities are owned, operated, and maintained by Florida Gas Transmission Company.

(13) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by ANR Pipeline Company.

(14) Measurement facilities are owned by Champlin Petroleum Company and operated and maintained by ANR Pipeline Company.

(15) Measurement facilities are owned by Transcontinental Gas Pipe Line Corporation and operated and maintained by ANR Pipeline Company.

(16) Measurement facilities are jointly owned by others and operated and maintained by ANR Pipeline Company.

(17) Measurement facilities are owned by Koch Gateway Pipeline Company and operated and maintained by ANR Pipeline Company.

(18) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Texas Eastern Transmission Corporation.

(19) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Natural Gas Pipeline Company of America.

(20) Measurement facilities are owned by Louisiana Intrastate Gas Corporation and operated and maintained by Texas Gas Transmission Corporation.

(21) Measurement facilities are owned, operated, and maintained by Texas Eastern Transmission Corporation.

(22) Measurement facilities are owned by Kerr-McGee Corporation and operated and maintained by ANR Pipeline Company.

(23)     Measurement facilities are operated and maintained by ANR Pipeline
         Company.

(24) Measurement facilities are owned, operated, and maintained by Transcontinental Gas Pipe Line Corporation.

(25) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Tennessee Gas Pipeline Company.

(26) Measurement facilities are owned, operated, and maintained by Northern Natural Gas Company.

(27) Measurement facilities are owned and maintained by Faustina Pipeline Company and operated by Texas Gas Transmission Corporation.

(28) Measurement facilities are owned by Samedan and operated and maintained by ANR Pipeline Company.

(29) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by CNG Producing.

(30) Measurement facilities are owned, operated, and maintained by Devon Energy Corporation.

(31) Measurement facilities are owned by Energen Resources MAQ, Inc. and operated and maintained by Texas Gas Transmission Corporation.

(32) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Trunkline Gas Company.

(33) Measurement facilities are owned by Linder Oil Company and operated and maintained by Texas Gas Transmission Corporation.

(34) Measurement facilities are owned, operated, and maintained by Mississippi River Transmission Corporation.

(35)     Measurement facilities are owned, operated, and maintained by Texaco
         Inc.

(36) Measurement facilities are owned by Texas Gas Transmission Corporation and operated and maintained by Louisiana Resources Company.

(37) Measurement facilities are owned, operated, and maintained by Louisiana Resources Company.

(38) Measurement facilities are owned by Oklahoma Gas Pipeline Company and operated and maintained by ANR Pipeline Company.

(39) Measurement and interconnecting pipeline facilities are owned and maintained by Louisiana Resources Company. The measurement facilities are operated and flow controlled by Texas Gas Transmission Corporation.

(40) Measurement facilities are owned by Hall-Houston and operated and maintained by ANR Pipeline Company.

(41) Measurement facilities are owned, operated, and maintained as specified in Exhibit "B".

(42) Measurement facilities are owned by Enron Corporation and operated and maintained by Texas Gas Transmission Corporation.

(43) Measurement facilities are owned by United Cities Gas Company and operated and maintained by TXG Engineering, Inc.

(44) Measurement facilities are owned, operated, and maintained by Reliant Energy Gas Transmission Company.

(45) Measurement facilities are owned by Falcon Seaboard Gas Company and operated and maintained by Texas Gas Transmission Corporation.

(46) Measurement facilities are owned by ANR Pipeline Company and operated and maintained by High Island Offshore System.

(47) Measurement facilities are owned by Forest Oil Corporation, et al. and operated and maintained by Tenneco Gas Transportation Company.

(48) Measurement facilities are owned by PSI, Inc., and operated and maintained by ANR Pipeline Company.

(49) Measurement facilities are owned, operated, and maintained by Tennessee Gas Pipeline Company.

(50) Measurement facilities are owned, operated, and maintained by Colorado Interstate Gas Company.

(51) Measurement facilities are owned by Producer's Gas Company and operated and maintained by Natural Gas Pipeline Company of America.

(52) Measurement facilities are owned by Zapata Exploration and operated and maintained by ANR Pipeline Company.

(53) Measurement facilities are jointly owned by Amoco, Mobil, and Union; operated and maintained by ANR Pipeline Company.

(54) Measurement facilities are owned, operated, and maintained by PG&E Texas Pipeline, L.P.

(55) Measurement facilities are owned by Walter Oil and Gas and operated and maintained by Columbia Gulf Transmission Company.

(56) Measurement facilities are operated and maintained by Natural Gas Pipeline Company of America.

(57) Measurement facilities are operated and maintained by Texas Gas Transmission Corporation.

(58) Measurement facilities are operated and maintained by Tennessee Gas Pipeline Company.

(59) Measurement facilities are operated and maintained by Columbia Gulf Transmission Company.

(60) Measurement facilities are owned, operated, and maintained by Midwestern Gas Transmission Company.

(61) Measurement facilities are owned, operated, and maintained by Western Kentucky Gas Company.

(62) Measurement facilities are owned by Egan Hub Partners, L. P., and operated and maintained by Texas Gas Transmission Corporation.

(63) Measurement facilities are owned and maintained by Louisiana Chalk Gathering System and operated by Texas Gas Transmission Corporation.

(64) Measurement facilities are owned, operated, and maintained by Nautilus Pipeline Company.